Exhibit 99.1

Starwood Capital Entities Sign Letter of Intent to Create a Publicly-Listed, Growth Oriented Hospitality Company Through a Business Combination with Jaws Mustang Acquisition Corp

Miami Beach, FL, March 8, 2024 – Investment entities affiliated with Starwood Capital Group (collectively, the “Starwood Capital Entities”) that own interests in a portfolio of hotels (the “Initial Portfolio”) comprised of the 1 Hotels properties in Manhattan and Brooklyn, and the De Vere Portfolio in the United Kingdom, and Jaws Mustang Acquisition Corp (NYSEA: JWSM), a special purpose acquisition company (“Jaws”), today announced that they have signed a non-binding letter of intent (“LOI”) for a potential business combination (“Business Combination”).  Under the terms of the LOI, following the consummation of the Business Combination, the combined public company would be listed on a national securities exchange.

1 Hotels, created by Barry Sternlicht (Chairman and CEO of Starwood Capital Group) in 2015, is a mission-driven luxury lifestyle platform that places environmental sustainability at the forefront without sacrificing luxury or a premium guest experience.  Each 1 Hotel is consciously designed in collaboration with eco-friendly architects and craftsmen, and each property features a high-design with low-impact that leverages reclaimed and natural materials wherever possible.  According to Mr. Sternlicht, “I wanted to capture the beauty of nature in a hotel and commit to safeguarding it as best I can, a responsibility that I believe we all share.  It’s 1 world. But 1 is more than a hotel, it’s a philosophy and a platform for change.”  The 1 Hotels portfolio has grown rapidly since inception and now comprises 11 operating properties and another 8 under development across North America, Europe, and Asia Pacific.

The De Vere Portfolio, previously acquired by investment affiliates of Starwood Capital Group, consists of a collection of country estates and ancestral family seats that have stood the test of time – each with a long tradition of welcoming and entertaining guests, from Winston Churchill to King Edward VII. These historic country estates and houses have been enhanced to accommodate a 21st Century way of living and working and are complemented by inspiring event spaces. The De Vere experience offers the very best of attentive, personal service and thoughtful touches within atmospheric mansion house surroundings.

Under the terms of the LOI, the combined public company would become the direct or indirect owner of the Starwood Capital Entities’ interests in the following ten properties constituting the Initial Portfolio:

•	1 Hotel Brooklyn Bridge – A waterfront retreat, with sweeping views of the East River and Manhattan skyline, and interiors featuring native greenery and reclaimed materials. This property comprises 195 guest rooms and suites.
•	1 Hotel Central Park – A New York City sanctuary, right off Central Park and steps from the heart of Manhattan. This property comprises 234 guest rooms and suites.
•	The De Vere Portfolio – Spanning central London, outer London, Southern England, and Northern England, these eight iconic, historic country estates and houses comprise the De Vere Wokefield Estate, De Vere Latimer Estate, De Vere Beaumont Estate, De Vere Horsley Estate, De Vere Cranage Estate, De Vere Tortworth Court, De Vere Cotswold Water Park, and De Vere Grand Connaught Rooms. These properties comprise 1,871 guest rooms and suites.

It is estimated that the Initial Portfolio earned $52 million of Net Operating Income (“NOI”) at the property level for the year ended December 31, 2023, and the Initial Portfolio is projected to earn NOI at the property level of $62 million for the year ending December 31, 2024.  The 1 Hotel Brooklyn Bridge and the 1 Hotel Central Park will continue to be externally managed by SH Group Hotels & Residences U.S., LLC and the De Vere Portfolio will continue to be managed by its internal operational team.  It is expected that on an ongoing basis, the combined public company will seek to acquire additional hotel properties, including 1 Hotel properties.

The Starwood Capital Entities and Jaws intend to finalize their definitive business combination agreement in the coming weeks and will announce additional details at that time.  There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.  Any such transaction would be subject to various contingencies and conditions, including the Starwood Capital Entities’ requisite investor consents, third party consents and regulatory review, including from the Securities and Exchange Commission (“SEC”) and a national securities exchange.

Advisors

Santander US Capital Markets LLC is serving as equity capital markets advisor and financial advisor to Jaws.

About The Starwood Capital Entities

The Starwood Capital Entities are investment affiliates of Starwood Capital Group, which is a private investment firm with a core focus on global real estate. The Firm and its affiliates maintain 16 offices in seven countries around the world, and currently have 5,000+ employees. Since its inception in 1991, Starwood Capital Group has raised over $75 billion of capital, and currently has ~$115 billion of assets under management. Through a series of commingled opportunity funds and Starwood Real Estate Income Trust, Inc. (SREIT), a non-listed REIT, the Firm has invested in virtually every category of real estate on a global basis, opportunistically shifting asset classes, geographies and positions in the capital stack as it perceives risk/reward dynamics to be evolving. Starwood Capital also manages Starwood Property Trust (NYSE: STWD), the largest commercial mortgage real estate investment trust in the United States, which has successfully deployed over $95 billion of capital since inception and manages a portfolio of over $27 billion across debt and equity investments. Over the past 32 years, Starwood Capital Group and its affiliates have successfully executed an investment strategy that involves building enterprises in both the private and public markets. Additional information can be found at www.starwoodcapital.com.

About Jaws

Jaws (NYSEA: JWSM), led by Chairman Barry S. Sternlicht and Chief Executive Officer Andrew Klaber, is a special purpose acquisition company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Additional Information about the Transaction and Where to Find It

This communication relates to the potential Business Combination involving the Starwood Capital Entities and Jaws. If a legally binding definitive agreement with respect to the potential Business Combination is executed, Jaws, or another party to the potential Business Combination, intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Jaws or the Starwood Capital Entities has filed or will file with the SEC or send to its shareholders or investors in connection with the potential Business Combination. This document does not contain all the information that should be considered concerning the potential Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, JAWS’ SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY JAWS WITH THE SEC IN CONNECTION WITH THE POTENTIAL BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE POTENTIAL BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL BUSINESS COMBINATION AND THE PARTIES TO THE POTENTIAL BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of Jaws as of a record date to be established for voting on the potential Business Combination. Additionally, Jaws will file other relevant materials with the SEC in connection with the potential Business Combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the potential Business Combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. Jaws’ shareholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Jaws, 2340 Collins Avenue, Miami Beach, FL 33139.

Participants in the Solicitation of Proxies

This communication may be deemed solicitation material in respect of the proposed Business Combination. Jaws and Starwood Capital Entities and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Jaws’ shareholders in connection with the proposed Business Combination. Jaws’ shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed Business Combination of Jaws’ directors and officers in Jaws’ filings with the SEC, including Jaws’ initial public offering prospectus, which was filed with the SEC on February 3, 2021, Jaws’ subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jaws’ shareholders in connection with the Business Combination will be included in the definitive proxy statement/prospectus relating to the proposed Business Combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the potential Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The potential Business Combination is expected to be implemented solely pursuant to a legally binding definitive agreement which is expected to be filed as an exhibit to a Current Report on Form 8-K by Jaws, and which is expected to contain the full terms and conditions of the potential Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of the combined public company and the Initial Portfolio, including as they relate to the potential Business Combination and related transactions, pricing and market opportunity, the completion of the potential Business Combination and related transactions, the level of redemptions by Jaws’ public shareholders and the timing of the completion of the proposed Business Combination, including the anticipated closing date of the proposed Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Jaws’ and the Starwood Capital Entities’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Financial Data and Use of Projections and Illustrative Presentations

If a legally binding definitive agreement with respect to the potential Business Combination is executed, the financial information and operating metrics contained in this presentation may be adjusted in or may be presented differently in the Registration Statement which may be filed by Jaws relating to the potential Business Combination and the proxy statement/prospectus contained therein, and such adjustments may be material. In addition, this communication includes estimates of certain financial metrics of the Initial Portfolio that may differ from the Initial Portfolio’s actual financial metrics presented in any such proxy statement/prospectus. The financial projections, estimates, targets and illustrative presentations in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies. The financial projections represent the view of the Starwood Capital Entities’ management as of the date hereof. While all financial projections, estimates, targets and illustrative presentations are necessarily speculative, the Starwood Capital Entities believe that the preparation of prospective or illustrative financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, target or illustrative presentation extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates, targets and illustrative presentations in this communication should not be regarded as an indication that the Starwood Capital Entities, or their representatives, considered or consider the financial projections, estimates, targets and illustrative presentation to be a reliable predictions of future events. Further, illustrative presentations are not necessarily based on management projections, estimates, expectations or targets but are presented for illustrative purposes only.

Use of Non-GAAP Financial Metrics

This communication includes NOI, a non-GAAP financial measure (including on a forward-looking basis). The Starwood Capital Entities are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure for non-GAAP NOI without unreasonable effort, and therefore no reconciliation of the forward-looking non-GAAP NOI financial measure is included. These non-GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP. The Starwood Capital Entities believe that non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about the Initial Portfolio. The Starwood Capital Entities’ management uses forward-looking non-GAAP measures to evaluate the Initial Portfolio’s projected financials and operating performance. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, the Starwood Capital Entities’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Media Contacts

Tom Johnson or Emma Prenn-Vasilakis, H/Advisors Abernathy

tom.johnson@h-advisors.global or emma.prenn-vasilakis@h-advisors.global

Page 6 of 6